Exhibit 10.14

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [****], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

S13-348MW	AMENDMENT	7/5/2016

AMENDMENT No. 1

TO THE

LICENSE AGREEMENT EFFECTIVE THE 23RD DAY OF MARCH 2016

BETWEEN

STANFORD UNIVERSITY

AND

SURROZEN

Effective the 5th day of July 2016, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Surrozen (“Surrozen”), a corporation having a principal place of business at 1700 Owens St., Suite 500, San Francisco, CA 94158 agree as follows:

1.	BACKGROUND

Stanford and Surrozen are parties to a license agreement effective the 23rd day of March 2016 (“Original Agreement”) covering “Surrogate WNT Proteins” disclosed in Stanford docket [****].

Stanford and Surrozen wish to amend the Original Agreement to add additional past patent expenses.

2.	AMENDMENT

Paragraph 14.2(A) of Original Agreement is hereby replaced by the following:

(A)

[****] to offset Licensed Patent’s patenting expenses, including any interference or reexamination matters, incurred by Stanford before the Effective Date. Surrozen is responsible for paying [****] of these past patenting expenses upon the Effective Date with the remaining amount of [****] due [****] of the Effective Date or [****], whichever date occurs first; and

3.	OTHER TERMS

3.1	All other terms of the Original Agreement remain in full force and effect.

3.2	The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used.

S13-348:MW	AMENDMENT	7/5/2016

The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No 1 in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Luis R. Mejia
Name:	Luis R. Mejia
Title:	Associate Director, OTL

Date:	July 14, 2016

SURROZEN

Signature:	/s/ Tim Kutzkey
Name:	Tim Kutzkey
Title:	President and CEO

Date:	July 14, 2016